United Financial Bancorp, Inc.

United Bank

United Bank

Forward Looking Statements
Certain comments made in the course of this presentation by UBNK may be forward-looking in nature. These include all statements about realizing cost savings in connection with our recent acquisition, UBNK’s operating results or financial condition for periods ending or on dates occurring after December 31, 2012 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Holding Company for
NASDAQ: UBNK
Sterne Agee & Leach Conference
Miami, FL
February 11-13, 2013

190
495
91
90
90
395
495
84
91
Worcester Region
Springfield Region
Connecticut Region
Loan Production Offices

$2.4 billion in assets

$1.8 billion in loans

$1.8 billion in deposits

7 counties with 40 branches

United Bank

Building a Regional Community Bank Franchise 2

1882 - 2003
United Cooperative Bank is formed and expands through a series of cooperative bank mergers and organic growth to 10 branches and $737 million in assets.

2004
United Cooperative Bank changes its name to United Bank, becomes a Federally chartered savings bank and forms the United Mutual Holding Company.

2005
Initial (minority) Public Offering. 7,672,152 shares at $10

2006
United Bank surpasses $1 billion in assets.

2006-2009
Six De Novo branches opened in the Springfield Region, United's primary market area. Adds six commercial lenders and credit administration staff to support growth.

2007
Second Step Public Offering. 9,564,358 shares at $10

2009
Acquisition of Commonwealth National Bank (CFNA) ($300 million in assets), based in Worcester, MA expands United's franchise east with six offices in Central MA.

2011
First Loan Production Office opens in Beverly, MA

2012
- Acquisition of New England Bank (NEBS) ($726 million in assets), based in Enfield, CT expands United's franchise south with 15 offices in Northern and Central CT.
- Loan Production office opens in Glastonbury, CT.
- Seventh full service branch opens in the Worcester region.

2013
- United Bank operates 40 branches and two loan production offices throughout Massachusetts and Connecticut. 40 personal banking officers, 28 commercial lenders and retail lending officers, 7 business services officers, 7 wealth management advisors and 353 FTEs.
- With $2.4 billion in assets, United is the 11th largest publically traded bank headquartered in New England.

2004 · 2005 · 2006 · 2007 · 2011 · 2013

United Bank

History of Expansion through Organic Growth and Acquisitions 3

Strategic Rationale for NEBS Merger

Strategic Acquisition That Improves Franchise Value
• Immediate scale and strong footprint in markets with attractive demographic profile
• Gives UBNK a significant presence along the I-91 Corridor
• Strategic expansion consistent with UBNK’s business plan
• Low execution risk given expansion into contiguous market and similar business mix
Improved Scale
• $2.4 billion in combined assets
• Larger capital base provides the opportunity to compete for larger lending opportunities
Strong Transaction Fundamentals
• Greater than 20% earnings accretion in 2013 based on realistic and achievable cost savings and no revenue enhancements
• Reasonable tangible book value dilution of approximately 9% projected with acceptable incremental earn back period (approximately 5.5 years)

Asset Quality-Non Performing Loans 5 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Non-performing Loans/Total Loans National average

Asset Quality - Net Charge-Offs 6 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y Net Charge-offs to Avg Loans National average

Credit Mark NEBS Acquisition (000’s)

United Pre-Merger ALLL $12,089
NEB Pre-Merger ALLL $  5,002
Elimination of NEB ALLL ($5,002)
Credit Mark for NEB loans $12,424
Credit Mark Pre-Merger $  1,320
TOTAL “COVERAGE” $25,833

Loan Mix as of December 31, 2012
(in millions)
Shift Toward Bank-Like Mix for Loans
Total Loans $1,816.1
QTD Yield 4.65%
Loan Mix as of December 31, 2007
(in millions)
Total Loans $824.7
QTD Yield 6.24%
1-4 Family RE
41%
Multifamily &
Commerical RE
26%
Construction
5%
Commercial
10%
Consumer & HE
18%
1-4 Family RE
24%
Multifamily & Commercial RE
45%
Construction
3%
Commercial
17%
Consumer & HE
11%

$339.5
$146.8
$81.6
$214.8
$42.0
$441.9
$306.2
$814.7
$200.5
$52.8

$526
$289
CRE Loans- Investor
CRE Loans-Owner
Occupied
$196
$133
$178
$147
$126
$22
$13
Other
Apartments
Industrial
Retail
Office
Hospitality
Retail Petroleum
Commercial Real Estate Portfolio Analysis – CRE Concentration = 226%

Deposit Mix as of December 31, 2012
(in millions)
$395.3
Total Deposits $1,848.2, 62% Core Deposits
QTD Cost of Deposits 0.68%
$137.2
Deposit Mix as of December  31, 2007
(in millions)
Total Deposits $718.7, 52% Core Deposits
QTD Cost of Deposits 3.11%
$347.7
$168.1
$65.7
$350.2
$707.4
$395.3

Strong and Balanced Deposit Base with 38% Reliance on CDs
Transaction
19%
Money Market
24%
Savings
9%
CDs
48% Transaction
21%
Money Market
22%
Savings
19%
CDs
38%

Annual Core Net Income & Earnings Per Share (1)
5 YR CAGR = EPS 26.1%, Net Income 24.0%

(1) Please refer to appendix for the reconciliation of GAAP and non-GAAP results.
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
$0.26
$0.50
$0.57
$0.70
$0.74
$0.83
$0.00
$0.25
$0.50
$0.75
$1.00
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y
Core Net Income Core EPS

Dividend History & Share Buybacks (1)
(1) Please refer to appendix for the reconciliation of GAAP and non-GAAP results
(2) Includes ESOP Plan Termination Share Repurchases as of 12/31/2012
Shares Repurchased 2008 2009 2010 2011 2012 Total
Amount (2) 261,798 1,537,787 798,242 396,209 1,120,274 4,114,310
$ Value (2) $ 3,496,920 $ 20,593,752 $ 10,849,879 $   6,042,446 $   17,446,813 $ 58,429,810
Dividend $ Payout $ 4,436,000 $   4,238,000 $   4,589,000 $   5,067,000 $   5,520,806 $ 23,850,806

$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
Core EPS Dividends per share
$0.29
$0.26
$0.50
$0.57
$0.70
$0.74
$0.83
$0.20
$0.24
$0.27
$0.28
$0.30
$0.34
$0.38
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Financial Performance (1)
2006 2007 2008 2009 2010 2011 2012
Earnings Data (in mm except EPS):
Core Net Income 4.9 $     4.4 $       8.1 $      8.7 $       10.9 $    11.2 $    12.8 $
Core Earnings Per Share $0.29 $0.26 $0.50 $0.57 $0.70 $0.74 $0.83
Net Interest Income 27.6 $   29.2 $     39.8 $    41.0 $    52.9 $    52.8 $    56.2 $
Provision for Loan Losses 1.0         1.4          1.8         3.0          2.3         3.2         3.1
Normalized Non-interest Income 5.4         5.7          6.6         8.7          8.7         9.3         10.8
Normalized Non-interest Expenses 24.0      26.0        30.7       33.5        42.7       44.1       46.6
Profitability Data and Ratios:
Average Earning Assets (mm) $926 $1,001 $1,147 $1,208 $1,448 $1,504 $1,893
Net Interest Margin 2.97% 2.91% 3.47% 3.39% 3.65% 3.51% 3.43%
Efficiency Ratio 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 70.49%
Asset Quality:
Non-performing Assets/Total Assets
0.18% 0.25% 0.46% 1.16% 0.69% 0.65% 0.72%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans)
0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.05%
Net Charge-offs/Total Average Loans 0.02% 0.12% 0.15% 0.23% 0.13% 0.19% 0.18%
Capital:
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 11.11%
Tangible Book Value Per Share 8.03 $   12.73 $  13.01 $  12.93 $  13.30 $  13.90 $  12.99 $
Dividends Per Share 0.20 $   0.24 $     0.27 $    0.28 $    0.30 $    0.34 $    0.38 $
Period End Stock Price 13.80 $ 11.10 $  15.14 $  13.11 $  15.27 $  16.09 $  15.72 $
(1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

Net Interest Margin 14 2.91% 3.47% 3.39% 3.65% 3.51% 3.43% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Efficiency Ratio (1)

(1)
Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.
74.02%
66.16%
68.49%
69.55%
71.08%
70.49%
50.00%
55.00%
60.00%
65.00%
70.00%
75.00%
80.00%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Total Assets (5 Year CAGR = 17.4%)

$1,079,281
$1,263,134
$1,541,040
$1,584,877
$1,623,522
$2,402,464
$600,000
$900,000
$1,200,000
$1,500,000
$1,800,000
$2,100,000
$2,400,000
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Tangible Equity/Tangible Assets (1)

(1)
Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.
20.95%
18.03%
14.13%
13.54%
13.53%
11.11%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Experienced management team focused on creating shareholder value

•
•
•

Effective capital management strategies

•
•

Prudent Deployment of Excess Capital to Increase Franchise Value

•
  •
  •
  •
  •

Remain Well Capitalized (TCE ratio of 11.1%)

•
•

Strong Asset quality

•
•

United Bank

Summary – Why Invest In UBNK?

Acquisition of CNB Financial in November, 2009
Acquisition of New England Bancshares in November, 2012
New loan production offices: Beverly, MA (2011) and Glastonbury, CT (Q3 2012)
New branch opened in Northborough, MA (December, 2012)
Strategic transactions that further demonstrate UBNK’s strategy to expand its franchise into attractive markets
Successful stock repurchase program (acquired 4.1 million shares at an average price of $14.20 since June 2008)
Competitive dividend yield (2.67% as of 01/31/13)
Superior return on your investment: CAGR 6.8% vs. S&P CAGR 2.1% August, 2005 – December, 2012 (excl. dividends)
Good track record of increasing dividends (quarterly dividends increased 100% since February, 2006)
Increased quarterly cash dividend by 11% to $0.10 per share in July, 2012
Ability and capacity to continue to execute capital deployment strategies
Well positioned for organic and strategic growth opportunities
Largest five NPLs comprise 39% of 12/31/12 total (workout strategies in place)
85% of Investment portfolio is agency backed

Appendix 19

Reconciliation of GAAP and Non-GAAP Results

($ in thousands) 2006 2007 2008 2009 2010 2011 2012
Non-Interest Income (GAAP) 5,392 5,735 5,220 8,676 8,716 9,343 10,623
Other Than Temporary Impairment Charge - - 1,377 - - - 202
Adjusted Non-Interest Income (Non-GAAP) 5,392 5,735 6,597 8,676 8,716 9,343 10,825
Non-Interest Expense (GAAP) 24,036 26,039 30,690 36,858 43,841 44,062 56,240
Acquisition Costs - - - (2,863) (1,148) - (4,952)
ESOP Plan Termination - - - - - - (4,482)
FHLBB Prepayment Penalty - - - - - - (207)
Special FDIC Insurance Assessment - - - (538) - - -
Adjusted Non-Interest Expense (Non-GAAP) 24,036 26,039 30,690 33,458 42,693 44,062 46,599
Net Income (GAAP) 4,924 4,377 7,298 5,806 10,032 11,184 3,628
Adjustments to GAAP Net Income:
Other Than Temporary Impairment Charge - - 1,377 - - - 202
Acquisition Costs - - - 2,863 1,148 - 4,952
ESOP Plan Termination - - - - - - 4,482
FLHBB Prepayment Penalty - - - - - - 207
Special FDIC Assessment - - - 538 - - -
Income Tax Effect - All Items - - (527) (556) (329) - (660)
Core Net Income (Non-GAAP) 4,924 4,377 8,148 8,650 10,851 11,184 12,811
Per Share Data:
Diluted earnings per share (GAAP) 0.29 $         0.26 $         0.44 $        0.38 $                 0.65 $                 0.74 $          0.24 $
Core Diluted earnings per share (Non-GAAP) 0.29 $         0.26 $         0.50 $        0.57 $                 0.70 $                 0.74 $          0.83 $
Performance Ratios (annualized):
Return on average assets (GAAP) 0.51% 0.42% 0.62% 0.46% 0.65% 0.70% 0.21%
Return on average assets (Normalized) 0.51% 0.42% 0.69% 0.68% 0.71% 0.70% 0.73%
Return on average equity (GAAP) 3.59% 2.99% 3.23% 2.67% 4.49% 4.94% 1.51%
Return on average equity (Normalized) 3.59% 2.99% 3.60% 3.97% 4.85% 4.94% 5.34%
Efficiency ratio (GAAP) 72.95% 74.02% 66.16% 75.45% 71.42% 71.08% 85.08%
Efficiency ratio (Normalized) 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 70.49%
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

Reconciliation of GAAP and Non-GAAP Results

($ in thousands) 2006 2007 2008 2009 2010 2011 2012
Total Loans (Gross) 762,113       824,695       870,276       1,122,241           1,074,111           1,121,879      1,816,076
Acquired Loans -               -               -               (242,930)             (209,785)             (148,925)       (659,614)
Purchased Loans (GE Loans) -               -               -               (22,655)                (21,448)                (19,066)         (5,021)
Total Loans (Non-GAAP) 762,113       824,695       870,276       856,656              842,878              953,888         1,151,441
Total Equity 137,711       226,120       227,714       225,246              222,576              227,361         307,189
    Goodwill -               -               -               (7,844)                 (8,192)                 (8,192)           (40,824)
    Other Intangible Assets -               -               -               (927)                    (976)                    (752)               (4,514)
Tangible Equity (Non-GAAP) 137,711       226,120       227,714       216,475              213,408              218,417         261,851
Total Assets 1,009,433    1,079,281    1,263,134    1,541,040           1,584,877           1,623,522      2,402,464
    Goodwill -               -               -               (7,844)                 (8,192)                 (8,192)           (40,824)
    Other Intangible Assets -               -               -               (927)                    (976)                    (752)               (4,514)
Tangible Assets (Non-GAAP) 1,009,433    1,079,281    1,263,134    1,532,269           1,575,709           1,614,578      2,357,126
Asset Quality:
Allowance for Loan Losses/Total Loans 0.95% 0.94% 0.95% 0.82% 0.93% 0.99% 0.67%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.05%
Capital:
Total Equity/Total Assets 13.65% 20.95% 18.03% 14.62% 14.04% 14.00% 12.79%
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 11.11%
Book Value Per Share 8.03 $          12.73 $        13.01 $        13.38 $                13.82 $                14.47 $         15.24 $
Tangible Book Value Per Share 8.03 $          12.73 $        13.01 $        12.93 $                13.30 $                13.90 $         12.99 $
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

FOR QUESTIONS, PLEASE CONTACT:
Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com
Mark A. Roberts, EVP and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com
Thank you.